SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                         _____________

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934
                          ____________



Date of report (date of earliest event reported)     May 19, 1995


                       THE SCOTTS COMPANY
     (Exact Name of Registrant as Specified in Its Charter)


      Delaware              0-19768              31-1199481
  (State or Other       (Commission File        (IRS Employer
  Jurisdiction of           Number)          Identification No.)
   Incorporation)

14111 Scottslawn Road, Marysville, Ohio             43041
(Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including       (513) 644-0011
area code:



                               N/A
  (Former Name or Former Address, if Changed Since Last Report)



Item 2.        Acquisition or Disposition of Assets.

      On May 19, 1995, pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of May 19, 1995, amending and restating the original Agreement and Plan of Merger dated as of January 26, 1995 (as so amended and restated, the
"Agreement"),  The  Scotts  Company (the  "Registrant")  acquired
(through its wholly-owned subsidiary, ZYX Corporation ("Merger Sub")) Stern's Miracle-Gro Products, Inc. ("Miracle-Gro Products"), Miracle-Gro Products Limited ("Miracle-Gro Limited"), Miracle-Gro Lawn Products, Inc. ("Miracle-Gro Lawn Products") and the assets of Stern's Nurseries, Inc. ("Nurseries" and, collectively with Miracle-Gro Products, Miracle-Gro Limited and Miracle-Gro Lawn Products, the "Miracle-Gro Companies"). The acquisition was structured as a merger of Merger Subsidiary into Miracle-Gro Products (the "Merger"), with Miracle-Gro Products surviving, followed by stock transfers of all of the outstanding capital stock of Miracle-Gro Limited and Miracle-Gro Lawn Products to Miracle-Gro Products (the "Subsequent Stock Transfers") and an asset transfer of all of the assets, but none of the liabilities, of Nurseries to Miracle-Gro Products (the "Asset Transfer" and, collectively with the Merger and the
Subsequent Stock Transfers, the "Merger Transactions"). The Agreement contemplates that, following the Merger, Miracle-Gro Products will be merged into its wholly-owned subsidiary, Scotts' Miracle-Gro Products, Inc., which shall be the ultimate surviving corporation of the Merger Transactions. The Miracle-Gro
Companies market the leading brands of garden plant foods, Miracle-Gror and Miracidr. The Registrant plans to continue this business following the Merger Transactions.

      By operation of the Merger, each share of capital stock of Merger Subsidiary was converted into one share of the voting common stock of Miracle-Gro Products, and the outstanding capital stock of Miracle-Gro Products was converted into the right to receive the Registrant's Class A Convertible Preferred Stock (the "Convertible Preferred Stock") and warrants to acquire common shares of the Registrant (the "Warrants"), as described below. As a result of the Merger Transactions, the Registrant became the owner of all of the outstanding shares of common stock of the surviving corporation, Miracle-Gro Products, and its wholly-owned subsidiaries, Miracle-Gro Limited and Miracle-Gro Lawn Products.

      Prior to the Merger Transactions, the Miracle-Gro Companies were privately held by Horace Hagedorn, chairman and chief executive officer of Miracle-Gro Products, individually, by members of the Hagedorn family through the Hagedorn Partnership, L.P. (the "Hagedorn Partnership"), by Community Funds, Inc., a New York not-for-profit corporation (the "Charity"), as a result of a charitable donation by Mr. Hagedorn, and by John Kenlon, the president of Miracle-Gro Products. No member of the Hagedorn family or Mr. Kenlon had any material relationship with the Registrant or any of its affiliates, directors or officers, except that James L. Rogula, a senior vice president of the Registrant, is a former director of Miracle-Gro Products.

      As consideration for the Merger Transactions, Mr. Hagedorn, the Hagedorn Partnership, the Charity and Mr. Kenlon received, in the aggregate, $195,000,000 face amount of Convertible Preferred Stock, convertible at $19 per share (subject to adjustment) into approximately 35% of the total voting power of the Registrant, and Warrants to purchase an additional 3,000,000 common shares of the Registrant, which, if exercised, would enable them to exercise, together with the Convertible Preferred Stock, approximately 42% of the total voting power of the Registrant. The Warrants were issued in three separate series representing the right to purchase 1,000,000 common shares each at exercise prices of $21 per share, $25 per share and $29 per share, respectively. From May 19, 1995, through May 31, 1995, the Registrant's common shares have traded in the NASDAQ National Market at prices ranging from approximately $21 to $22 per share.

      The closing of the Merger Transactions follows preliminary approval of a consent order reached with the Federal Trade Commission, pursuant to which the Registrant agreed to divest its Petersr U.S. consumer water-soluble fertilizer business, which had 1994 sales of $7.2 million, before the end of December 1995. The Petersr commercial business will remain with the Registrant, as will the U.S. consumer potting soil business. The Registrant must maintain the Miracle-Gro Companies as a separate business unit until after completion of the divestiture of the Petersr U.S. consumer water-soluble business, or the expiration of the 60-day waiting period before the Federal Trade Commission order becomes final, whichever is later.

      On May 19, 1995, the Registrant issued the press release attached as an exhibit hereto.

Item 7.        Financial Statements and Exhibits.

          (a)  Financial statements of business acquired.

  Reference is made to the Registrant's Registration Statement on Form S-4 (File No. 33-57595), which is incorporated herein by reference, for certain of the required historical financial statements of the Miracle-Gro Companies. Interim historical financial statements of the Miracle-Gro Companies are presently being prepared, and it is impracticable to file such statements with this Current Report. Such financial statements will be filed as soon as practicable and in any event not later than 60 days after the date by which this Current Report is required to be filed.

     (b)  Pro forma financial information.

  The required pro forma financial information is presently being prepared, and it is impracticable to file such statements with this Current Report. Such pro forma financial statements will be filed as soon as practicable and in any event not later than 60 days after the date by which this Current Report is required to be filed.

     (c)  Exhibits.

      Please see "Index to Exhibits" beginning at page 5 for a list of the exhibits filed with this Current Report.



                           SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          THE SCOTTS COMPANY



Date: May 31, 1995                By /s/ Craig D. Walley
                         Name:    Craig D. Walley
                         Title:   Vice President, General Counsel
                                  and Secretary



                        INDEX TO EXHIBITS


Exhibit            Description                   Location
No.

2(a)      Agreement and Plan of Merger    Incorporated herein by
          dated as of January 26, 1995,   reference to the
          among the Miracle-Gro           Registrant's
          Companies, the original         Registration Statement
          shareholders of the Miracle-    on Form S-4 (the
          Gro Companies, Registrant and   "Registrant's Form S-
          Merger Subsidiary               4") (File No. 33-57595)
                                          (Exhibit 2)

2(b)      Amended and Restated Agreement  Page 7
          and Plan of Merger dated as of
          May 19, 1995, among the
          Miracle-Gro Companies, the
          Hagedorn Partnership, the
          general partners of the
          Hagedorn Partnership, the
          Charity, Horace Hagedorn, John
          Kenlon, the Registrant and
          Merger Subsidiary

4(a)      Amended Articles of             Incorporated herein by
          Incorporation of the            reference to the Annual
          Registrant as filed with the    Report on Form
          Ohio Secretary of State on      10-K for the fiscal
          September 20, 1994 (including   year ended September
          the terms of the Class A        30, 1994 of the
          Convertible Preferred Stock of  Registrant (File No. 0-
          the Registrant)                 19768) (Exhibit 3(a))

4(b)      Certificate of Amendment by     Incorporated herein by
          Shareholders of the Articles    reference to the
          of Incorporation of the         Quarterly Report on
          Registrant as filed with the    Form 10-Q for the
          Ohio Secretary of State on May  fiscal quarter ended
          4, 1995                         April 1, 1995 of the
                                          Registrant (File No. 0-
                                          10768) (Exhibit 4(b))

4(c)      Regulations of the Registrant   Incorporated herein by
          (reflecting amendments adopted  reference to the
          by the shareholders of the      Quarterly Report on
          Registrant on April 6, 1995)    Form 10-Q for the
                                          fiscal quarter ended
                                          April 1, 1995 of the
                                          Registrant (File No. 0-
                                          10768) (Exhibit 4(c))


4(c)      Form of Series A Warrant        Included in Exhibit
                                          2(b) above

4(d)      Form of Series B Warrant        Included in Exhibit
                                          2(b) above

4(e)      Form of Series C Warrant        Included in Exhibit
                                          2(b) above

99(a)     Press release issued by the     Page 157
          Registrant on May 19, 1995